UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) June 8, 2021

Palantir Technologies Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39540	68-0551851
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1555 Blake Street, Suite 250

Denver, Colorado 80202

(Address of principal executive offices and zip code)

(720) 358-3679

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	PLTR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 8, 2021, Palantir Technologies Inc. (the “Company”) held its 2021 annual meeting of stockholders (the “Annual Meeting”). Holders of the Company’s Class A common stock, par value $0.001 per share, were entitled to one vote on each proposal for each share held as of the close of business on April 16, 2021 (the “Record Date”); holders of the Company’s Class B common stock, par value $0.001 per share, were entitled to ten votes on each proposal for each share held as of the close of business on the Record Date; and the holders of Class F common stock, par value $0.001 per share, were entitled to 991.708 votes on Proposals 1 and 2 for each share held as of the close of business on the Record Date and 0 votes on Proposal 3 for each share held as of the close of business on the Record Date. The matters voted on at the Annual Meeting and the votes cast with respect to each such matter are set forth below:

Proposal 1 – Election of Directors.

Each of the following nominees was re-elected to serve as a director and to hold office until the Company’s next annual meeting of stockholders and until his or her respective successor has been duly elected and qualified, or until such director’s earlier death, resignation or removal, based on the following results of voting:

Nominee	For	Withheld	Broker Non-Votes
Alexander Karp	1,857,938,838	48,324,412	491,544,131
Stephen Cohen	1,852,635,146	53,628,104	491,544,131
Peter Thiel	1,849,894,382	56,368,868	491,544,131
Alexander Moore	1,898,025,051	8,238,199	491,544,131
Spencer Rascoff	1,900,672,623	5,590,627	491,544,131
Alexandra Schiff	1,898,894,767	7,368,483	491,544,131
Lauren Friedman Stat	1,901,039,159	5,224,091	491,544,131

Proposal 2 – Advisory Vote on the Frequency of Future Stockholder Advisory Votes on the Compensation of Named Executive Officers.

The stockholders voted to express a preference, on an advisory basis, for a three year frequency for future stockholder advisory votes on named executive officer compensation. Based on the results of the vote, and consistent with the Board of Directors’ recommendation, the Company has determined to include a non-binding advisory vote regarding the compensation of its named executive officers in its proxy materials every three years until the next required non-binding advisory vote on the frequency of holding future votes regarding the compensation of the Company’s named executive officers. The votes for each of the three frequency categories as well as abstentions are shown in the following table:

1 Year	2 Years	3 Years	Abstained
210,234,497	6,576,137	1,684,284,011	5,168,605

Proposal 3 – Ratification of Appointment of Independent Registered Public Accounting Firm.

The appointment of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 was ratified based on the following results of voting:

For	Against	Abstained
1,389,347,557	7,999,721	3,793,778

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2021	Palantir Technologies Inc.

	By:	/s/ Alexander C. Karp
Alexander C. Karp
Chief Executive Officer